UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 11, 2013

CONSORTEUM HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53153	45-2671583
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

 6 – 14845 Yonge Street, Suite #348, Aurora, Ontario, Canada, L4G 6H8

(Address of Principal Executive Offices)

(888) 702-3410

(Registrant’s telephone number, including area code)

_____________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements:

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of the Company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. In evaluating such statements, prospective investors should review carefully various risks and uncertainties identified in this release and matters set in the Company's SEC filings. These risks and uncertainties could cause the Company's actual results to differ materially from those indicated in the forward-looking statements. We caution that words used in this document such as "expects," "anticipates," "believes," "may," and "optimistic," as well as similar words and expressions used herein, identify and refer to statements describing events that may or may not occur in the future.

These forward-looking statements and the matters to which they refer are subject to considerable uncertainty that may cause actual results to be materially different from those described herein. There are numerous factors that could cause actual results to be different than those anticipated or predicted by us, including: (i) failure to satisfy conditions to funding under the Funding Agreement described below; (ii) failure of the funding source to fund either the Loan or the Bridge Loan as described below at all or in the amounts and at the times indicated; (iii) a deterioration in economic conditions in general; (iv) a decrease in demand for our products or services in particular; (v) our loss of a key employee or employees; (vi) regulatory changes, including further changes in the area of credit card regulation or implementation of new regulations in furtherance of the new legislation that may have an adverse affect on the demand for our products or services; (vii) increases in our operating expenses resulting from increased costs of labor and/or consulting services; (viii) our inability to exploit existing or secure additional sources of revenues or capital to fund operations; (ix) a failure to collect upon or otherwise secure the benefits of existing contractual commitments with third parties, including our customers; and (ix) other factors and risks identified in our SEC filings. This list provides examples of factors that could affect the results described by forward-looking statements contained in this Form 8-K; however, this list is not exhaustive and many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in negative impacts.

These forward-looking statements speak only as of the date hereof. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) and (b) On February 11, 2013, Sherb & Co. LLP (“Sherb”), the Company’s registered independent PCAOB accountant for its financial statements informed the Company that it had been acquired by RBSM, LLP, an independent registered PCAOB accountant (the “Acquisition”). As a result of the Acquisition and because RBSM, LLP has its own PCAOB registration number, on February 21, 2013 the Company executed and delivered a new retainer agreement for accountant services for its financial statements to RBSM, LLP. Although the Company (i) has not dismissed Sherb, and (ii) has not had any disagreements with Sherb, and (iii) Sherb has not refused to stand for reappointment as the Company’s accountants, the Company nevertheless must file this Report on Form 8-K. The decision to retain RBSM, LLP as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on February 18, 2013 (“Retention Date”).

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Except as noted in this paragraph immediately below, the reports of Sherb on the Company’s financial statements for the fiscal years ended June 30, 2012 and June 30, 2011 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle, except that each such report contained an explanatory paragraph which noted that there was substantial doubt whether the Company’s and its subsidiaries will continue as a going concern because the Company is in the development stage, has a working capital deficit, and has incurred net losses and negative cash flows from operations.

During the fiscal years ended June 30, 2012 and June 30, 2011 and for the period on the Retention Date, the Company has not had any disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Sherb’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended December 31, 2011 and 2010 and through the Dismissal Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Sherb with a copy of this Report on Form 8-K and has requested that Sherb furnish a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements. A copy of the letter from Sherb, when received, will be filed as an exhibit to this Report on Form 8-K.

New independent registered public accounting firm

On February 11, 2013 (the “Retention Date”), the Company retained RBSM, LLP (“RBSM, LLP ”) as its independent registered public accounting firm for the Company’s period ending December 31, 2012, March 31, 2013 and fiscal year ended June 30, 2013. The decision to retain RBSM, LLP as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the registrant's two most recent fiscal years ended June 30, 2012 and June 30, 2011, and for all subsequent interim periods prior to the Retention Date, neither the registrant (nor anyone acting on its behalf) consulted RBSM, LLP on any matter.

The Company has provided RBSM, LLP with a copy of this Report on Form 8-K and requested that RBSM, LLP review this disclosure before it is filed with the Commission and provide the Company with a letter addressed to the Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company in this Report on Form 8-K. The Company shall file any such letter as an exhibit to this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 16.1 - Letter from Sherb & Co LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 25, 2013

CONSORTEUM HOLDINGS, INC.,

a Nevada corporation

By: /s/ Craig A. Fielding

Craig A. Fielding

Chairman and Chief Executive Officer

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